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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2002


                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



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          Ohio                       1-1520                   34-0244000
(State or Other Jurisdiction     (Commission File            IRS Employer
    of Incorporation)                Number)               Identification No.)
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Highway 50 and Aerojet Road, Rancho Cordova, California              95670
       (Address of Principal Executive Offices)                   (Zip Code)


P.O. Box 537012, Sacramento, California                            95853-7012
         (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 7.  EXHIBITS

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Table                                                                            Exhibit
Item No.                Exhibit Description                                      Number

          99            GenCorp Inc.'s press release dated March 7, 2002,           99.1
                        which stated that GenCorp yesterday held its
                        analyst conference call for fourth quarter/ full year
                        2001 earnings and restatement of financial results
                        for prior year 2001 quarters and fiscal years 2000
                        and 2001. Among a number of items addressed,
                        management indicated that pre-tax pension income
                        flowing through the income statement is expected to be
                        approximately $39 million in fiscal year 2002.
                        Management also announced during the call that
                        William Purdy, Jr., has been appointed as President of
                        Real Estate for the Company.

          99            GenCorp Inc.'s press release dated March 6, 2002, in        99.2
                        which GenCorp announced fourth quarter results
                        and full year 2001 earnings per diluted share of
                        $3.00. The Company also announced that it is
                        restating financial results for the first nine months
                        of 2001, ended August 31, and the years 2000 and
                        1999, resulting from the completion of a review of
                        certain accounting issues at its GDX Automotive
                        segment.
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ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 7, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated March 7, 2002, which stated that GenCorp yesterday held its analyst conference call for fourth quarter/ full year 2001 earnings and restatement of financial results for prior year 2001 quarters and fiscal years 2000 and 2001. Among a number of items addressed during the conference call, management indicated, in response to a question, that pre-tax pension income flowing through the income statement is expected to be approximately $39 million in fiscal year 2002. Management also announced during the call that William Purdy, Jr., has been appointed as President of Real Estate for the Company, effective March 15, 2002.

Attached hereto as Exhibit 99.2 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 6, 2002.

Exhibit 99.2 is a GenCorp Inc. press release dated March 6, 2002 in which GenCorp announced fourth quarter results and full year 2001 earnings per diluted share of $3.00. The Company also announced that it is restating financial results for the first nine months of 2001, ended August 31, and the years 2000 and 1999, resulting from the completion of a review of certain accounting issues at its GDX Automotive segment. Financial results and comparisons reflect restated results. All earnings per share amounts are tax-effected.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          GENCORP INC.


                                  By:        /s/ William R. Phillips
                                  Name:      William R. Phillips
                                  Title:     Senior Vice President, Law,
                                             General Counsel and Secretary

Dated:  March 7, 2002